Financial instruments - Disclosure of Leverage Ratio (Details)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 USD ($)
Financial Instruments [Abstract]
Debt, excluding direct issuance costs	$ 1,275,201,393	$ 847,050,674	$ 915,186,754
Cash, cash equivalents and restricted cash	(336,901,283)	(184,120,894)	(501,166,136)
Net debt	938,300,110	662,929,780	414,020,618
Equity	$ 2,747,756,742	$ 2,597,284,183	$ 2,486,968,425
Net debt to equity ratio	0.34	0.26	0.17